UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       April 1, 2005 (September 1, 2004)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     1-11151               76-0364866
-------------------------------       -------             ----------------
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
incorporation or organization)         Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas        77042
---------------------------------------------------------------     ----------
    (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

The Compensation Committee of the Board of Directors has previously approved the following grants of options to purchase shares of our common stock to certain executive officers indicated below:

                                                    Number     Exercise Price
  Grant Date               Grantee and Title       of Shares     (per share)
  ----------               -----------------       ---------     -----------
September 1, 2004      Michael L. Lang               45,000        $12.62
                       Senior Vice President of
                       Business Development

February 23, 2005      Glenn D. McDowell             45,000        $13.97
                       Chief Operating Officer


The options were granted under our 2003 Stock Incentive Plan (filed April 24, 2004 with our Definitive Proxy Statement for our 2004 Annual Meeting of Stockholders), with the following basic terms: (i) the exercise price is equal to the fair market value on the grant date, which was the closing price on the respective date of grant; (ii) ten-year duration; and (iii) vesting is at the rate of 20% per year beginning on the first anniversary of the grant date. The remaining terms of each option grant are set forth in our 2003 Stock Incentive Plan and our form of Non-Qualified Stock Option Agreement pursuant to the 2003 Stock Incentive Plan filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits                 Description of Exhibits
--------                 -----------------------

10.1 Form of Non-Qualified Stock Option Agreement pursuant to the 2003 Stock Incentive Plan.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U.S. PHYSICAL THERAPY, INC.


Dated: April 1, 2005          By: /s/ LAWRANCE W. MCAFEE
                                  ------------------------
                                             Lawrance W. McAfee
                                           Chief Financial Officer
                               (duly authorized officer and principal financial
                                           and accounting officer)

                                INDEX TO EXHIBITS

EXHIBIT             DESCRIPTION OF EXHIBIT
-------             ----------------------

10.1 Form of Non-Qualified Stock Option Agreement pursuant to the 2003 Stock Incentive Plan.